EXHIBIT 1

                            AGREEMENT OF JOINT FILING
                      GLOBAL LIGHT TELECOMMUNICATIONS INC.
                      COMMON SHARES, NO PAR VALUE PER SHARE

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of a Statement on Schedule 13G and any and all amendments thereto, with respect to the above referenced securities and that this Agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

         WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 14th day of February, 2002.


                                           YORK SELECT, L.P.

                                           By:YORK SELECT DOMESTIC HOLDINGS, LLC

/s/ James G. Dinan
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James G. Dinan                             By:/s/ James G. Dinan
                                              -----------------------------
                                              James G. Dinan
                                              Senior Managing Member
YORK INVESTMENT LIMITED

By: YORK OFFSHORE HOLDINGS, LTD            YORK INSTITUTIONAL PARTNERS, L.P.

                                           By: DINAN MANAGEMENT, L.L.C.
By: /s/ James G. Dinan
   ----------------------------------
   James G. Dinan                          By:/s/ James G. Dinan
   Director                                   -----------------------------
                                              James G. Dinan
                                              Senior Managing Member

YORK CAPITAL MANAGEMENT, L.P.
                                           YORK OFFSHORE INVESTORS UNIT TRUST
By: DINAN MANAGEMENT, L.L.C.
                                           By: YORK OFFSHORE HOLDINGS, L.L.C.

By: /s/ James G. Dinan
   ----------------------------------
   James G. Dinan                          By:/s/ James G. Dinan
   Senior Managing Member                     -----------------------------
                                              James G. Dinan
                                              Senior Managing Member


YORK SELECT UNIT TRUST

By: YORK SELECT OFFSHORE HOLDINGS, LLC

By: /s/ James G. Dinan
   ----------------------------------
   James G. Dinan
   Senior Managing Member